SUMMARY PROSPECTUS

OCTOBER 1, 2017

PROSHARES MERGER ETF

MRGR LISTED ON BATS BZX EXCHANGE, INC.

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2017, and Statement of Additional Information, dated October 1, 2017, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

ProShares Merger ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	3.06%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.81%
Fee Waiver/Reimbursement*	-3.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.75% through September 30, 2018. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$880	$1,704	$3,849

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual

Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 370% of the average value of its entire portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund is designed to track the performance of the Index and provide exposure to a global merger arbitrage strategy. The Index, and by extension the Fund, seeks to produce consistent, positive returns in virtually all market environments, although there are no assurances it will achieve this result. A global merger arbitrage strategy seeks to capture the spread between the price at which the stock of a company (each such company, a “Target”) trades after a proposed acquisition of such Target is announced and the value (cash plus stock) that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target (a “Spread”). Such a Spread typically exists due to the uncertainty that the announced merger, acquisition or other corporate reorganization (each, a “Deal”) will close, and if it closes, that such Deal will be at the initially proposed economic terms. For Deals that close, the price of the Target after the Deal is announced is expected to approach the proposed acquisition price by the closing date of the Deal, resulting in a gain to strategies such as the Index’s, which attempt to capture this Spread. The size of the Spread will depend on several factors, including the perceived risk of the Deal closing and the length of time expected until the Deal is completed. For Deals that are not consummated, the price of the Target commonly falls back to pre-announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture.

To obtain exposure to the Index, the Fund takes long positions in shares of the Target. The Fund also takes short positions in shares of the Acquirer when the Deal involves an exchange of the Acquirer’s stock. The short positions are intended to reduce the effect that declines in the value of the Acquirer’s stock could have on the Spread.

The Index, created by Standard & Poor’s®, provides exposure to up to 40 publicly announced Deals within developed market countries through a combination of long and, in certain cases, short security positions. When Deals enter the Index, the weight in long positions of Targets is initiated at three percent (3%) and the initial weight in short positions of Acquirers ranges between zero and three percent (0% and 3%), depending on the terms of the Deal. The sum of initial net exposure for the Fund (i.e., the difference between: (a) the Fund’s total long exposure; and (b) the Fund’s total short exposure) is limited to between zero and one hundred percent (0% and 100%), with both the long and short positions having a maximum initial exposure each of 120%. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%. Certain Deals are screened out based on liquidity, size, and Spread between the Deal price and the Target’s

PROSHARES.COM	MERGER ETF ::	3

stock price. Additions and deletions occur on a rolling basis. Returns are expected to be uncorrelated to equity markets over time.

The Index is denominated in local currencies, and the Fund will generally seek to hedge against the impact of currency movements. The Index is published under the Bloomberg ticker symbol “SPLSALP”.

The Fund invests in securities and derivatives that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index). The Fund will generally not short any stocks directly but will generally obtain short exposure through derivatives. The securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by U.S. and foreign public companies.

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Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), exchange rate, interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the securities of the Index, as well as for effecting currency hedging transactions. These derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡

Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure, holding or exposed to each investment in approximately the same proportion as its weighting in the Index. At times, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2017, the Index was concentrated in the consumer discretionary industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may

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prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index or gaining exposure to the securities that make up the Index, in approximately the same proportion as their weighting in the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of the Index. The Fund’s foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

•

Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

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Foreign Investments Risk — Investing in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

PROSHARES.COM	MERGER ETF ::	5

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Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. The Index may underperform, and the Fund could lose value, while other indices or measures of market performance increase in value.

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Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

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Long/Short Risk — The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

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Market Price Variance Risk — Fund shares are listed for trading on the Bats BZX Exchange, Inc. and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Because the Fund and the Index generally value such securities as of their local market closing time, the daily net asset value (“NAV”) and Index performance may vary from the market performance of the Fund as of the Exchange close (typically at 4:00 p.m., Eastern Time). Furthermore, liquidity in such securities may be reduced after the applicable closing times. This may cause wider spreads and larger premium and discounts than would otherwise be the case if each market was open until the close of trading on the Exchange. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s shares and/or create or redeem Creation Units, trading spreads and the resulting premium or discount on the Fund’s shares may widen and the Fund’s shares may possibly be subject to trading halts and/or delisting.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

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Portfolio Turnover Risk — In seeking to meet its investment objective, the Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

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Risks Related to Foreign Currencies and the Fund’s Currency Hedging Strategy — The Index is denominated in local currencies and does not reflect the impact of currency movements that can affect U.S. investors (such as the Fund) in such securities. The Fund will generally attempt to match the Index by hedging against exposure to foreign currencies. These hedges will in many cases not fully eliminate the exposure to a particular currency. In addition, interest rate differentials and additional transaction costs can diminish the effectiveness of a particular hedging position. All of these factors may cause additional correlation risk. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings.

6	:: MERGER ETF	PROSHARES.COM

•

Risks Related to the Merger Arbitrage Strategy — There is no assurance that any of the Deals reflected in the Index will be successfully completed. In particular, in certain market conditions, it is possible that most or all of the Deals could fail. If any Deal reflected in the Index is not consummated, the Spread between the price offered for the Target and the price at which the shares of the Target trade is expected to widen. In such cases the price of the Target commonly falls back to pre-Deal announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture. This could adversely affect the performance of the Index and the performance of the Fund. Deals may be terminated, renegotiated, or subject to a longer time frame than initially contemplated due to business, regulatory, or other concerns. Any of these events may negatively impact the performance of the Fund. The Index may also delete transactions under certain circumstances, thus precluding any potential future gains. Also, foreign companies involved in pending mergers or acquisitions may present risks distinct from comparable transactions completed solely within the U.S.

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Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, the cost of shorting securities, which is not reflected in the Index, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund. The Fund may not have exposure to all short components of the Index or may have short exposure to securities not included in the Index.

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Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

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Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2016): 1.40%

Worst Quarter (ended 3/31/2013): -3.94%

The year-to-date return as of the most recent quarter,

which ended June 30, 2017, was 1.31%.

PROSHARES.COM	MERGER ETF ::	7

Average Annual Total Returns
As of December 31, 2016	One Year	Since Inception	Inception Date
Before Taxes	-1.40%	-1.90%	12/11/2012

After Taxes on Distributions	-1.58%	-2.20%	—

After Taxes on Distributions and Sale of Shares	-0.65%	-1.49%	—

S&P Merger Arbitrage Index#	-0.39%	-0.54%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since Inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

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© 2017 ProShare Advisors LLC. All rights reserved	MRGR-OCT17